UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2024
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2024, the Company held its 2024 Annual Meeting of shareholders (the “2024 Annual Meeting”).

At the 2024 Annual Meeting, 119,158,874 shares of Company common stock (i.e., approximately 80.74% of votes entitled to be cast at the 2024 Annual Meeting) were represented in person or by proxy.

At the 2024 Annual Meeting, the shareholders: (1) re-elected M. Kathleen Behrens, Ph.D., Joseph H. Capper, James L. Bierman, William A. Hawkins, III, Cato T. Laurencin, M.D., K. Todd Newton, Tiffany Olson, Dorothy Puhy, and Martin P. Sutter; (2) approved an advisory resolution regarding executive compensation; and (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Set forth below is information regarding the votes cast for each proposal:

Proposal 1: Election of Nine Directors.

	For	Against	Abstain	Broker Non-votes
M. Kathleen Behrens, Ph.D.	88,757,740	3,261,091	1,745,873	25,394,170
Joseph H. Capper	91,927,185	1,477,638	359,881	25,394,170
James L. Bierman	91,357,656	1,982,026	425,022	25,394,170
William A. Hawkins, III	91,585,024	1,713,758	465,922	25,394,170
Dr. Cato T. Laurencin	91,347,914	1,951,781	465,009	25,394,170
K. Todd Newton	91,286,651	1,952,708	525,345	25,394,170
Tiffany Olson	89,133,353	4,247,603	383,748	25,394,170
Dorothy Puhy	91,591,358	1,790,486	382,860	25,394,170
Martin P. Sutter	91,251,444	2,047,937	465,323	25,394,170

Proposal 2: Advisory approval of executive compensation.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	68,695,869	23,968,915	1,099,920	25,394,170

Proposal 3: Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	116,730,520	2,328,648	99,706	N/A

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

June 7, 2024	By:	/s/ William “Butch” Hulse
William “Butch” Hulse General Counsel & Chief Administrative Officer